UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 14, 2005
                Date of Report (Date of earliest event reported)


                                -----------------
                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                  1-8696               36-2664428
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation)                         File Number)        Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)


                                -----------------
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     1) At the annual meeting of stockholders of Competitive Technologies, Inc. (the "Company"), held on January 14, 2005 (the "Annual Meeting"), the stockholders approved an amendment to the Company's 1997 Employees' Stock Option Plan to increase the number of shares with respect to which stock options may be granted by an additional 500,000 shares. A copy of the 1997 Employees' Stock Option Plan, as amended January 14, 2005, is filed in this report as Exhibit 10.1.

     2) At the Annual Meeting, the stockholders also approved an amendment to the Company's 1996 Directors' Stock Participation Plan to extend the term by five (5) years and to increase the number of shares that may be issued under the plan by 80,000 shares, effective as of the first business day of January 2005. A copy of the 1996 Directors' Stock Participation Plan as amended January 14, 2005, is filed in this report as Exhibit 10.2.

     3) On January 14, 2005, the Board of Directors of the Company revised the fees paid to non-employee directors. Effective January 1, 2005, each director who is not an employee of the Company or a subsidiary and who attends or participates in a meeting telephonically will be paid $1,000 for a Board of Directors meeting, $250 for a committee meeting that coincides with a Board of Directors meeting, and $500 for a committee meeting that does not coincide with a Board of Directors meeting. In addition, each director who is not an employee of the Company will receive an annual cash retainer of $10,000, payable in quarterly installments in arrears.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On January 14, 2005, Mr. Samuel M. Fodale, a member of the Board of Directors of the Company and Chairman of the Nominating and Corporate Governance Committee, retired from the Company's Board of Directors.


Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

     On January 14, 2005, the Board of Directors of the Company adopted a revised Corporate Code of Conduct ("Code"). The Code was designed to provide guidance to the Company's personnel to enable them to conduct the Company's business with the highest level of integrity.

     Specifically, the Code was amended to remove certain specific policies addressing harassment and discrimination because such policies were implicit in the Code's requirement to comply with all applicable laws, rules and regulations. The Code also includes information about the Company's anonymous Compliance Hotline. In addition, both the structure and language of the Code were revised and simplified. The revised Code was effective upon adoption by the Board of Directors. A copy of the Code, as amended on January 14, 2005, is filed in this report as Exhibit 14.1.

Exhibit No.       Description
-----------       -----------
Exhibit 10.1      Registrant's 1997 Employees' Stock Option Plan as amended
                  January 14, 2005.

Exhibit 10.2 Registrant's 1996 Directors' Stock Participation Plan as amended January 14, 2005.

Exhibit 14.1      Registrant's Corporate Code of Conduct as adopted
                  January 14, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COMPETITIVE TECHNOLOGIES, INC.

Date:    January 21, 2005                        By:  /s/ John B. Nano
                                                      ----------------------
                                                      Name:  John B. Nano
                                                      Title: President and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
Exhibit 10.1      Registrant's 1997 Employees' Stock Option Plan as amended
                  January 14, 2005.

Exhibit 10.2 Registrant's 1996 Directors' Stock Participation Plan as amended January 14, 2005.

Exhibit 14.1      Registrant's Corporate Code of Conduct as adopted
                  January 14, 2005.